AMD\NYU.210

[*] indicates that a confidential portion of the text of this agreement has been omitted and filed separately with the Securities and Exchange Commission

                      THIRD AMENDMENT TO LICENSE AGREEMENT

     This Third Amendment to License Agreement (hereinafter the "Amendment "), is made and effective on June 12, 1997, by and between XOMA CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having a place of business at 2910 Seventh Street, Berkeley, California 94710 (hereinafter "CORPORATION"), and NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York, 10012 (hereinafter "NYU").

     WHEREAS, CORPORATION and NYU have entered into a certain agreement (the "Agreement") made and effective as of August 6, 1990 (the "Effective Date"), as amended and restated on September 1, 1993, pursuant to which, inter alia, CORPORATION undertook to sponsor the NYU Research Project (as such term is defined in the Agreement) and NYU granted to CORPORATION the License (as such term is defined in the Agreement); and

     WHEREAS, CORPORATION and NYU wish to amend and extend the Agreement under certain terms as specified herein;

     NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

1. Except as expressly provided for herein, all terms and conditions of the Agreement shall remain in full force and effect.

2. Terms which are defined in the Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

3. The second line of Subsection 1.d. of the Agreement shall be, and hereby is, amended to read as follows:

     BPI that NYU had in its possession on the Effective Date

4. The first line of Subsection 1.e.i) of the Agreement shall be, and hereby is, amended to read as follows:

     any product for therapeutic or prophylactic use.

5. The first line of Subsection 1.r.i) shall be, and hereby is, amended to read as follows:

     any product for therapeutic or prophylactic use.

6. Section 1.v. of the Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 1.v. shall read as follows:


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     v. "Research Period" shall mean the eight (8) year period commencing upon the Effective Date and any extension thereof as to which NYU and CORPORATION shall mutually agree in writing.

7. Section 4.a. of the Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 4.a. shall read as follows:

     a. As compensation to NYU for work performed on the NYU Research Project during the Research Period, CORPORATION shall pay NYU (i) the sum of [*] payable in accordance with the Schedule annexed to the Agreement as Appendix V, which forms an integral part thereof; NYU acknowledges that as of June 12, 1997, CORPORATION has paid NYU this amount in full; and (ii) the sum of [*] in two equal, consecutive, semi-annual installments, the first of which shall be due on or before August 31, 1997.

8. The ninth line of Subsection 9.a.(l) of the Agreement shall be, and hereby is, amended by adding a comma and the following language after the word earlier and before the semicolon:

     [*]

9. The ninth line of Subsection 9.a.(2) of the Agreement shall be, and hereby is, amended by adding the following language after the word and:

     [*]

10. The third line of Subsection 9.a.(3) of the Agreement shall be, and hereby is, amended by adding the following language after the word Entity):

     [*]

                                        2


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     [*]

11. The third line of Subsection 9.a.(4) of the Agreement shall be, and hereby is, amended by adding the following language after the word Entity):

     [*]

12. The sixth line of Subsection 9.a.(5) of the Agreement shall be, and hereby is, amended by adding the following language after the word Entity):

     [*]

13. The second line of Subsection 9.e. of the Agreement shall be, and hereby is, amended by the addition of the following language after the word "Product" and the deletion of the comma after such word:

     for any human diagnostic, prophylactic or therapeutic use

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as follows:

NEW YORK UNIVERSITY                                  XOMA CORPORATION

By:      /s/ Isaac T. Kohlberg              By:      /s/Christopher J. Margolin
         Isaac T. Kohlberg                           Christopher J. Margolin
         Associate Dean and Vice                     Vice President, General
         President for Industrial                    Counsel and Secretary
         Liaison

Date: 6/20/97                                        Date: 6/17/97